                                                                  Exhibit: 4.7FT


                               FIRST AMENDMENT TO
                      STOCK RESTRICTIONS AND SALE AGREEMENT



         THIS FIRST AMENDMENT TO STOCK RESTRICTIONS AND SALE AGREEMENT ("Agreement") is made on the date hereinafter subscribed, by and between VINCENT
W. GOETT and MELISSA TURNER GOETT, husband and wife (collectively
"Stockholder"), and FUTECH EDUCATIONAL PRODUCTS, INC., an Arizona corporation ("Corporation").

                                   WITNESSETH

         WHEREAS, the Stockholder entered into that certain Stock Restrictions And Sale Agreement dated January 27, 1994 (the "Agreement").

         WHEREAS, at the time the Stockholder acquired their shares of stock in the Corporation, they executed a Stock Purchase Agreement (the "Stock Purchase Agreement") which provided for the terms of the stock acquisition and stated the number of shares being purchased by the Stockholder.

         WHEREAS, the Stockholder has entered into a First Amendment To Stock Purchase Agreement wherein the number of shares of stock acquired by them has been modified.

         WHEREAS, it is the intention and desire of the Stockholder to enter into this First Amendment To Stock Restrictions And Sale Agreement in order to show the correct number of shares purchased by the Stockholder in the Corporation.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and undertakings hereinafter contained, it is mutually agreed as follows:

         1. The Certificate attached to the Agreement (which references the number of shares owned by the Stockholder) is amended in its entirety and shall be in the form attached as Exhibit "A".

         2. The Assignment Separate From Certificate attached to the Agreement is amended in its entirety and shall be in the form attached hereto as Exhibit "B".

         IN WITNESS WHEREOF, the parties have executed this First Amendment To Stock Restrictions And Sale Agreement the 7 day of February, 1994.



                                             /s/ Vincent W. Goett        2/7/94
                                             ----------------------------------
                                             VINCENT W. GOETT            Date

                                             ----------------------------------

                                             ----------------------------------

                                             -------------------------(Phone #)



                                             /s/ Melissa Turner Goett    2/7/94
                                             ----------------------------------
                                             MELISSA TURNER GOETT        Date

                                             ----------------------------------

                                             ----------------------------------

                                             -------------------------(Phone #)


                                             "CORPORATION"

                                             FUTECH EDUCATIONAL PRODUCTS, INC.,
                                             an Arizona corporation


                                             BY: /s/ Stephen McTaggart
                                                -------------------------------
                                                President                  Date


ATTEST:



/s/ Debra McTaggart         2/8/94
----------------------------------
DEBRA McTAGGART               DATE
Secretary

                         EXHIBIT "A" TO FIRST AMENDMENT

                                 CERTIFICATE TO
                      STOCK RESTRICTIONS AND SALE AGREEMENT
                       FUTECH EDUCATIONAL PRODUCTS, INC.

DATED February 7, 1994.

         Number of shares of common capital stock owned by the Stockholder in Futech Educational Products, Inc.

                                                          NUMBER OF
NAME                                                      SHARES OWNED
----                                                      ------------
Vincent W. Goett and                                      692,682
Melissa Turner Goett



                                             ACKNOWLEDGED AND AGREED:

                                             "STOCKHOLDER"


                                             /s/ Vincent W. Goett
                                             ----------------------------------
                                             VINCENT W. GOETT              Date



                                             /s/ Melissa Turner Goett
                                             ----------------------------------
                                             MELISSA TURNER GOETT          Date

                         EXHIBIT "B" TO FIRST AMENDMENT

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         For value received we, VINCENT W. GOETT and MELISSA TURNER GOETT,
husband and wife, hereby sell, assign and transfer unto      , Six Hundred
Ninety-two Thousand Six Hundred Eighty-two (692,682) shares of the common capital stock of FUTECH EDUCATIONAL PRODUCTS, INC., standing in our name on the
books of said corporation, represented by Certificate Number    therewith and do
irrevocably constitute and appoint Dean Formanek as our attorney for the sole purpose of transferring the said stock on the books of the within named corporation with full power of substitution in the premises.

         Dated: February 7, 1994.



                                             /s/ Vincent W. Goett        2/7/94
                                             ----------------------------------
                                             VINCENT W. GOETT              Date



                                             /s/ Melissa Turner Goett    2/7/94
                                             ----------------------------------
                                             MELISSA TURNER GOETT          Date



In the Witness of:


/s/ Beth Thomas
------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         For value received we, VINCENT W. GOETT and MELISSA TURNER GOETT,
husband and wife, hereby sell, assign and transfer unto      , Six Hundred
Ninety-two Thousand Six Hundred Eighty-two (692,682) shares of the common capital stock of FUTECH EDUCATIONAL PRODUCTS, INC., standing in our name on the
books of said corporation, represented by Certificate Number    therewith and do
irrevocably constitute and appoint Dean Formanek as our attorney for the sole purpose of transferring the said stock on the books of the within named corporation with full power of substitution in the premises.

                   Dated: February 7, 1994.



                                             /s/ Vincent W. Goett        2/7/94
                                             ----------------------------------
                                             VINCENT W. GOETT              Date



                                             /s/ Melissa Turner Goett    2/7/94
                                             ----------------------------------
                                             MELISSA TURNER GOETT          Date



In the Witness of:


/s/ Beth Thomas
------------------------